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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                               FEBRUARY 17, 2000

                       Commission file number 000-23121

                         U.S.A. FLORAL PRODUCTS, INC.
            (Exact Name of Registrant as Specified in Its Charter)

                                   Delaware
        (State or Other Jurisdiction of Incorporation or Organization)

                      1025 Thomas Jefferson Street, N.W.,
                       Suite 300 East, Washington, D.C.
                   (Address of Principal Executive Offices)

                                  52-2030697
                     (I.R.S. Employer Identification No.)

                                     20007
                                  (Zip Code)


Registrant's telephone number, including area code: (202) 333-0800
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ITEM 5. OTHER EVENTS

On February 17, 2000, the Company announced that Robert J. Poirier, its co-founder and Chairman, had notified the Board of Directors of his intent to step down as Chairman, effective March 1, 2000.

In addition, on February 21, 2000, the Company announced that its Chief Financial Officer, W. Michael Kipphut, had resigned from the Company, effective immediately. The Company intends to announce a replacement for Mr. Kipphut in the near future. During the replacement period, Andrew Cooke, VP of Finance will assume the responsibilities of Chief Financial Officer.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  The following are filed as Exhibits to this Report:

                Exhibit No.     Description of Exhibit

                99.1            Press Release dated February 17, 2000
                99.2            Press Release dated February 21, 2000

SIGNATURES

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        U.S.A. FLORAL PRODUCTS, INC.



                                        By:  /s/ G. Andrew Cooke
                                          ------------------------------
                                          G. Andrew Cooke
                                          Interim Chief Financial Officer
                                          (an officer and authorized signatory)

Date: February 22, 2000